Ready To Go

Florida East Coast Industries

Shareholder Meeting

June 2, 2005

Florida East Coast Industries

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include the Company’s present expectations or beliefs concerning future events. These statements may be identified by the use of words like “plan,” “expect,” “aim,” “believe,” “project,” “anticipate,” “intend,” “estimate,” “will,” “should,” “could,” “may”, and other expressions that indicate future events and trends. The Company cautions that such statements are necessarily based on certain assumptions, which are subject to risks and uncertainties that could cause actual results to materially differ from those contained in these forward-looking statements. Important factors that could cause such differences include, but are not limited to, the changing general economic, business, competitive, regulatory and market conditions (particularly in the state of Florida, the southeast US and the Caribbean) and other risks inherent in the real estate and other businesses of the Company. Further information on these and other risk factors is included in the Company’s filings with the Securities and Exchange Commission, including the Company’s most recently filed Forms 10-K and 10-Q. The Company assumes no obligation to update the information contained in this presentation, which speaks only as of its date.

Florida East Coast Industries

A Florida Railroad and Real Estate Company

RAILROAD

Florida East Coast Railway, L.L.C.

(“FECR”)

Regional freight railroad that operates 351 miles of main line track with the most direct route from Jacksonville to Miami and provides intermodal drayage services in the Southeast U.S.

REAL ESTATE

Flagler Development Company (“FLAGLER”)

Real estate development company that develops, owns, manages, leases, acquires and sells commercial and industrial properties located in Florida, primarily Jacksonville, Orlando, Sunrise and Miami

Florida By the Numbers

4th largest gross state product 4th most populous state 4th largest labor force

9th largest producer of exported goods

8th largest economy in the western hemisphere 15th largest economy in the world 12% lower labor cost than national average 1,000+ people move to Florida each day

Growth Continues

POPULATION PERCENT GROWTH RATE

1998-2002 2003-2010

0.9% 2.2% 0.8%1.7%

U.S. FLA. U.S. FLA.

EMPLOYMENT PERCENT GROWTH RATE

1998-2002 2003-2010

1.5% 2.5% 1.0% 2.1%

U.S. FLA. U.S. FLA.

Florida’s population and employment rate has grown and is projected to continue to grow at two times the national rate.

Florida East Coast Railway Overview

FECR’s Transportation Reach

CHICAGO

ATLANTA

MIAMI

BALTIMORE

NORTH BERGEN, NJ

JACKSONVILLE

Port of Palm Beach Ft. Lauderdale Port of Miami

Drayage Operations

Sea Port Hurricane Train Nighthawk

Florida Transload Service

FECR

Railway Accomplishments in 2004

Improved operating results despite impact from hurricanes

Full year revenues increased 10.9% to $200.8 million

Carload revenues increased 5.3%

Solid growth in the aggregate business, revenue increased 8.7%

Intermodal revenues increased 18.9%

New intermodal terminal established in Fort Pierce which serves newly opened Wal-Mart Distribution Center and South Florida overflows

Set Record of failure-free service for UPS of 698 days

Full year railway segment operating profit increased 10% to $47.3 million

Operating Ratio of 76.4% in 2004 was 2nd best of all publicly traded railroads

Hurricanes Impact on FECR

Four hurricanes hit the Florida coast during the 3rd quarter of 2004 Railway suspended service for a total of 9 days Hundreds of crossings without power were flagged by employees until power was restored Employees, state and local authorities worked tirelessly to restore normal operations

2004 Major Commodity Detail

Commodities – Freight Units

Other

Aggregate

Vehicles & Equipment

Intermodal

8%

27%

5%

60%

Commodities – Freight Revenues

Other

Aggregate

Vehicles & Equipment

Intermodal

16%

31%

9%

44%

Carload – Growth

Titan America – Medley Florida (Pennsuco Cement Plant)

Trujillo and Sons, Northwest Miami, distributes food products in the U.S., Caribbean and South America

Aggregate (crushed stone) revenue increased $4.8 million in 2004 Titan constructed a $250 million dry cement facility in Medley along our right-of-way Production at plant is expected to increase to 1.5 million tons FECR provides suppliers an economical means to transport materials throughout the state

Foodstuff revenue increased $1 million in 2004 Trujillo & Sons, Inc., a new customer in 2004, relocated from the CSX

FECR provides traditional and non-traditional solutions to meet full needs of customers

Intermodal—Growth

Flagler Development sold 228 acres to Wal-Mart for distribution center in 2003

Wal-Mart opened a one million square foot distribution center in 2004 6.5 miles away from FECR’s Fort Pierce intermodal facility

FECR averaged 300 carloads per month at year-end 2004 with facility utilization only at 50%

FEC Highway Services’ “Valet Service” is poised to benefit from the increased volumes as utilization of the Wal-Mart facility increases

FEC Highway Services maintains 99% on-time delivery with 24/7 support in five key distribution markets

Railway Segment Revenue and Operating Profit

240 220 200 180 160

140 120 100 80 60

40

20 $160.7 $41.3 $166.8 $42.2 $181.1 $43.0 $200.8 $47.3 $48.6 $11.1 $56.5 $15.0

2005 Railway Segment Revenue expected to range between $216 to $223 million and Operating Profit expected to range between $54 and $56 million

2001 2002* 2003* 2004* 3/31/04* 3/31/05* 2005 YTD YTD Outlook

Carload Revenue

Other Revenue

Intermodal Revenue

Railway Segment Operating Profit

*2002, 2003, 2004, and 2005 include 2 months, 12 months, 12 months, and 3 months of drayage, respectively

FECR’s Operating Ratio is the Second Best of Publicly Traded Railroads in North America

88% 86% 84% 82% 80% 78% 76% 74% 72% 70% 68% 66%

74.3%

80.0%

74.7%*

80.7%

76.3%*

81.2%

76.4%*

82.2%

2001 2002 2003 2004

FECR

Class I RRs

*2002, 2003 and 2004 include 2 months, 12 months and 12 months of drayage, respectively

Summary—FECR

Well-run scheduled railroad generating consistent cash flow Advantage is location, which cannot be duplicated today Focus to grow core carload and intermodal business Potential opportunities with connecting carriers Capital investments that enhance productivity and add capacity

Flagler Development Company Overview

Flagler has Exceptional Assets in Florida’s Strongest Markets

Building Portfolio

60 office and industrial buildings

Land Portfolio

Approx. 2,000 Unentitled Acres (excl. FECR land)

Entitlements

740 Acres / 12.1 Mil Sq. Ft.

Building Portfolio

12/31/04 Existing Under Development Total

Jacksonville 2,463,368 227,116 2,690,484

Orlando 838,801 136,709 975,510

Miami/Doral/Sunrise 3,304,030 439,744 3,743,774

Total(s) 6,606,199 803,569 7,409,768

JACKSONVILLE PORTFOLIO:

1. Flagler Center

2. Deerwood North

3. Deerwood South

4. Gran Park at The Avenues 5. duPont Center

6. The Office Centre at Southpoint

ORLANDO PORTFOLIO:

7. SouthPark Center

SOUTH FLORIDA PORTFOLIO:

8. Flagler Plaza

9. Flagler Station Business Park

Flagler Accomplishments in 2004

Improved operating results

Full year rental and services revenues increased 9.4% to $69.6 million

Flagler rental properties’ operating profit before depreciation and amortization expense* increased 11.9% to $44.8 million

Occupancy Rates 2003 Year End 2004 Third Quarter 2004 Year End

Overall 88% 94% 95%

Same Store 87% 94% 94%

Development activity

Started construction of 6 buildings (2 stabilized in fourth quarter)

Substantially completed major infrastructure at major business parks

Sales activity

Flagler sold $116.4 million of realty (buildings/land)

* A reconciliation to the most comparable GAAP measure is provided on page 29

First Quarter 2005 Highlights

Flagler real Estate

Flagler rental and services’ revenues increased 20.9% to $20.6 million

Rental properties’ operating profit before depreciation and amor tization expense* increased 20.6% to $13.3 million

Occupancy Rates 2004 First Quarter 2004 Year End 2005 First Quarter

Overall 89% 95% 94%

Same Store 89% 95% 96%

At quarter end, Flagler had 9 projects totaling 1,195,000 sq. ft. in various stages of development (714,000 sq. ft. in the construction stage and 481,000 sq. ft. in pre-development)

* A reconciliation to the most comparable GAAP measure is provided on page 29

Flagler Growth

“Demand driven” development in growth markets

Virtually all infrastructure in place at Flagler’s major business parks, ready to accommodate future demand

Focus on pre-leasing and build-to-suits

High occupancy and market demand supports new building starts

Nine projects totaling 1.2 million sq. ft. currently in the development pipeline

Value creation

Entitlement process

Infrastructure development

Buildings

Reinvestment of proceeds from non-income producing assets into operating properties with cash flow contribution (1031 like-kind exchange)

Opportunistic sales of realty

Quality land bank with building entitlements in place Capital flexibility

Non-recourse financing

Access to inexpensive bridge financing

Manage capital expenditures against market opportunity

I95 & St. Augustine Road Interchange

JACKSONVILLE - Flagler Center

Lakeside Two a new 2005 114,000 sq. ft. office building

Citicorp Credit Services

Baptist Hospital

ORLANDO – SouthPark Center

SouthPark Center Bldg. 1200, a 137,000 sq. ft. office building,

SouthPark Center Bldg. 600

MIAMI - Flagler Station

200,000 square foot Warehouse currently under construction Ryder World Headquarters

2005 1st Quarter Realty Purchases Utilizing Tax Deferred Sales Proceeds

665 gross acres (370 usable acres) located in Lakeland, Florida

Corporate Activities

What We Accomplished in 2004

Closed $105 million of non-recourse mortgage financing, taking advantage of low interest rates, improving Flagler’s capital structure and reducing the overall cost of capital

The Company purchased 5.5 million shares of its common stock from the Alfred I. duPont Testamentary Trust (Trust) and the Nemours Foundation (Foundation) for $34.50 per share or approximately $191 million

The Company increased the quarterly cash dividend by 25% to $0.05 per share reflecting the financial performance of our Railway and its ability to generate more cash than needed for its operations and anticipated growth

Other income increased to $13.0 million, which included $2.7 million of one-time payments

Key Investment Points

Strong competitive advantages in core transportation and real estate businesses

Hold diverse assets that cannot be duplicated today

Management committed to maximize value of railway’s right-of-way

Regional benefits

Florida’s population is growing at twice the national average

Established understanding of flow of goods, infrastructure and economic development activities in the Southeast market

Current management has improved Railway profits and driven Realty growth

FECR has the second best operating ratio of publicly traded railroads in North America

Only railroad serving the entire east coast of Florida with exclusive access to its major ports

Reinvestment of proceeds from Realty sales

Currently, $53.1 million of realty on the market and under contract for sale

Strong balance sheet provides for immediate access to capital

Reconciliation of Non-GAAP to GAAP Measures

(in millions) 2001 2002 2003 2004 3 Months ended 3/31/04 3 Months ended 3/31/05 Forecast 2005

Railway Segment’s operating profit $41.3 $42.1 $43.0 $47.3 $11.1 $15.0

Railway Segment’s—depreciation expense 16.4 17.8 19.6 20.2 5.0 5.4

Railway Segment’s operating profit before depreciation $57.7 $59.9 $62.6 $67.5 $16.1 $20.4

Total FECR legal entity net income $34.2 $57.7 $49.6 $40.6 $9.4 $16.1

Depreciation expense 16.6 17.9 19.7 20.3 5.1 5.4

Interest (income) expense (0.4) 0.0 (0.2) (0.6) (0.1) (0.5)

Income tax expense 21.3 36.1 31.1 25.9 5.9 10.8

Total FECR legal entity EBITDA $71.7 $111.7 $100.2 $86.2 $20.3 $31.8

Flagler’s rental properties’ operating profit $19.0* $18.2* $17.8* $21.7* $4.2 $7.2 $27-29

Rental properties’ D&A expenses 19.7* 20.6* 22.3* $23.1* 6.8 6.1 27.0

Rental properties’ operating profit before D&A expense $38.7* $38.8* $40.1* $44.8* $11.0 $13.3 $54-$56

*Data reflects continuing operations

Ready To Go

Florida East Coast Industries

Shareholder Meeting

June 2, 2005